FBR Securitization Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	25	7,548,602.90	1.67	5.380	665	81.64
5.501 - 6.000	212	67,647,368.24	14.95	5.866	659	80.12
6.001 - 6.500	309	84,871,452.92	18.76	6.319	651	80.56
6.501 - 7.000	431	121,172,504.64	26.79	6.815	649	80.87
7.001 - 7.500	383	89,142,598.37	19.71	7.300	634	81.99
7.501 - 8.000	261	50,241,362.43	11.11	7.793	606	84.62
8.001 - 8.500	123	21,260,677.64	4.70	8.263	602	85.31
8.501 - 9.000	61	7,423,208.66	1.64	8.764	575	86.60
9.001 - 9.500	16	1,771,179.11	0.39	9.275	582	82.60
9.501 - 10.000	12	979,547.81	0.22	9.746	580	85.18
10.001 - 10.500	1	73,509.54	0.02	10.400	556	80.00
10.501 - 11.000	1	63,926.26	0.01	10.700	530	80.00
11.001 - 11.500	1	114,826.28	0.03	11.400	502	70.00
12.001 - 12.500	1	59,968.78	0.01	12.450	526	75.00

Total:	1,837	452,370,733.58	100.00	6.879	640	81.67

Min: 5.150
Max: 12.450
Weighted Average: 6.879

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	1	49,977.04	0.01	8.700	539	85.00
50,000.01 - 100,000.00	140	11,205,452.29	2.48	7.983	614	83.79
100,000.01 - 150,000.00	414	50,816,937.78	11.23	7.369	619	82.67
150,000.01 - 200,000.00	331	57,188,822.10	12.64	7.090	625	82.58
200,000.01 - 250,000.00	250	55,894,936.47	12.36	6.844	637	81.90
250,000.01 - 300,000.00	174	47,915,889.96	10.59	6.786	637	81.86
300,000.01 - 350,000.00	149	48,117,571.17	10.64	6.699	641	81.04
350,000.01 - 400,000.00	111	41,422,343.24	9.16	6.742	645	80.89
400,000.01 - 450,000.00	88	37,396,274.40	8.27	6.699	661	81.03
450,000.01 - 500,000.00	52	24,700,122.77	5.46	6.692	652	81.37
500,000.01 - 550,000.00	34	17,765,343.73	3.93	6.656	648	82.24
550,000.01 - 600,000.00	35	20,121,413.09	4.45	6.666	665	81.26
600,000.01 - 650,000.00	15	9,366,369.03	2.07	6.760	639	82.03
650,000.01 - 700,000.00	22	14,923,288.14	3.30	6.751	667	80.10
700,000.01 - 750,000.00	21	15,485,992.37	3.42	6.498	642	79.16

Total:	1,837	452,370,733.58	100.00	6.879	640	81.67

Min: $49,977.04
Max: $750,000.00
Average: $246,255.16

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	1,195	269,281,435.62	59.53	7.059	638	82.43
ARM 2/28 - IO	546	161,574,831.30	35.72	6.578	641	80.41
Fixed 30 yr	64	13,532,819.78	2.99	7.102	641	81.82
ARM 3/27	20	4,976,641.12	1.10	6.790	663	80.72
ARM 3/27 - IO	10	2,374,240.00	0.52	6.075	672	81.89
ARM 5/25	2	630,765.76	0.14	6.491	691	80.00

Total:	1,837	452,370,733.58	100.00	6.879	640	81.67

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	1,773	438,837,913.80	97.01	6.872	640	81.66
Fixed	64	13,532,819.78	2.99	7.102	641	81.82

Total:	1,837	452,370,733.58	100.00	6.879	640	81.67

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Covered	289	53,795,998.09	11.89	7.482	607	89.25
Not Covered	1,548	398,574,735.49	88.11	6.798	644	80.64

Total:	1,837	452,370,733.58	100.00	6.879	640	81.67

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	715	173,236,709.02	38.30	6.987	639	81.90
2	974	242,513,654.30	53.61	6.846	638	81.54
3	136	33,772,226.21	7.47	6.569	657	81.51
4	7	1,865,953.19	0.41	6.952	630	80.00
5	4	892,975.11	0.20	6.408	677	80.00
6	1	89,215.75	0.02	8.550	659	80.00

Total:	1,837	452,370,733.58	100.00	6.879	640	81.67

Min: 1
Max: 6
Weighted Average: 2

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	1,837	452,370,733.58	100.00	6.879	640	81.67

Total:	1,837	452,370,733.58	100.00	6.879	640	81.67

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

55.01 - 60.00	1	195,134.76	0.04	8.400	589	55.86
60.01 - 65.00	2	991,408.84	0.22	6.921	629	64.17
65.01 - 70.00	7	2,220,328.77	0.49	7.074	614	67.77
70.01 - 75.00	7	2,133,960.76	0.47	7.033	635	73.29
75.01 - 80.00	1,370	356,324,240.30	78.77	6.731	647	79.97
80.01 - 85.00	78	15,377,689.11	3.40	7.089	609	85.00
85.01 - 90.00	372	75,127,971.04	16.61	7.527	611	89.98

Total:	1,837	452,370,733.58	100.00	6.879	640	81.67

Min: 55.86
Max: 90.00
Weighted Average: 81.67

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	5	634,487.16	0.14	9.500	511	76.21
520 - 539	19	2,458,579.88	0.54	8.332	532	81.51
540 - 559	71	12,627,044.13	2.79	7.898	554	88.55
560 - 579	111	24,514,210.21	5.42	7.638	571	87.12
580 - 599	309	64,153,388.74	14.18	7.110	589	81.94
600 - 619	248	56,019,744.35	12.38	6.974	610	81.60
620 - 639	326	78,494,072.33	17.35	6.885	629	81.09
640 - 659	284	73,326,920.59	16.21	6.655	648	80.64
660 - 679	160	46,218,800.60	10.22	6.598	670	80.73
680 - 699	133	39,841,479.66	8.81	6.654	689	80.74
700 - 719	72	24,792,345.17	5.48	6.493	708	81.03
720 - 739	43	11,228,204.21	2.48	6.631	729	80.76
740 - 759	27	8,313,795.63	1.84	6.553	749	81.40
760 - 779	18	6,550,776.17	1.45	6.488	771	80.71
780 - 799	10	2,760,884.75	0.61	6.425	788	83.65
800 - 819	1	436,000.00	0.10	6.990	810	80.00

Total:	1,837	452,370,733.58	100.00	6.879	640	81.67

Min: 501
Max: 810
NZ Weighted Average: 640

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	1,522	370,317,411.40	81.86	6.909	642	81.59
Cashout Refi	303	79,365,063.47	17.54	6.745	629	81.90
Rate/Term Refi	12	2,688,258.71	0.59	6.760	613	85.02

Total:	1,837	452,370,733.58	100.00	6.879	640	81.67

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,538	369,639,016.65	81.71	6.884	635	81.69
Duplex	162	52,065,414.98	11.51	6.848	665	81.22
Condo	119	24,899,952.54	5.50	6.839	648	80.99
3-4 Family	18	5,766,349.41	1.27	7.051	652	87.20

Total:	1,837	452,370,733.58	100.00	6.879	640	81.67

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	1,286	286,475,364.09	63.33	6.784	627	82.50
Stated	537	162,027,012.31	35.82	7.026	663	80.00
Limited	14	3,868,357.18	0.86	7.844	602	89.82

Total:	1,837	452,370,733.58	100.00	6.879	640	81.67

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	1,717	432,084,608.68	95.52	6.840	639	81.38
Non-Owner Occupied	115	19,295,504.14	4.27	7.758	652	87.65
Second Home	5	990,620.76	0.22	7.049	665	87.97

Total:	1,837	452,370,733.58	100.00	6.879	640	81.67

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	32	5,409,657.29	1.20	7.110	632	82.22
Arkansas	2	236,868.77	0.05	8.094	619	82.22
California	316	122,164,114.14	27.01	6.565	647	81.07
Colorado	50	9,948,534.79	2.20	6.685	626	80.89
Connecticut	37	7,959,307.67	1.76	7.023	638	82.42
Delaware	5	889,541.71	0.20	7.072	640	81.75
District of Columbia	4	1,303,086.00	0.29	6.793	675	83.69
Florida	217	46,879,795.06	10.36	7.095	640	81.69
Georgia	124	18,579,288.79	4.11	7.254	620	83.71
Hawaii	26	9,479,330.55	2.10	6.697	667	80.15
Idaho	11	1,204,687.97	0.27	7.565	594	81.97
Illinois	136	26,513,722.04	5.86	7.091	635	82.94
Indiana	16	1,883,874.12	0.42	7.492	628	82.62
Iowa	1	111,821.22	0.02	7.150	607	80.00
Kansas	1	143,796.79	0.03	9.750	517	80.00
Kentucky	5	782,436.41	0.17	7.506	608	83.61
Maine	5	1,049,971.96	0.23	7.750	597	85.94
Maryland	93	24,111,916.44	5.33	6.863	634	81.86
Massachusetts	52	14,811,161.41	3.27	6.829	652	80.58
Michigan	58	6,839,019.14	1.51	7.747	610	83.90
Minnesota	34	5,939,818.87	1.31	6.954	630	82.96
Missouri	17	1,826,381.56	0.40	8.004	604	84.69
Montana	1	341,128.58	0.08	7.400	557	90.00
Nebraska	2	291,281.50	0.06	7.194	581	85.44
Nevada	39	10,254,127.59	2.27	6.771	634	80.39
New Hampshire	9	1,644,144.21	0.36	6.889	621	84.72
New Jersey	73	20,855,575.80	4.61	6.779	637	80.52
New Mexico	5	898,672.02	0.20	6.803	633	80.68
New York	150	53,161,060.54	11.75	6.737	660	80.90
North Carolina	31	4,847,476.25	1.07	7.066	607	82.24
Ohio	24	3,131,511.75	0.69	7.260	612	83.11
Oklahoma	1	108,800.00	0.02	6.750	621	80.00
Oregon	14	2,318,616.73	0.51	7.008	634	81.42
Pennsylvania	22	3,075,688.50	0.68	7.315	618	83.95
Rhode Island	9	2,032,622.52	0.45	7.158	630	85.40
South Carolina	12	1,378,821.72	0.30	7.505	609	84.18
Tennessee	20	3,729,739.97	0.82	7.282	632	83.02
Texas	46	6,459,557.61	1.43	7.852	594	84.14
Utah	8	1,286,466.32	0.28	6.830	616	84.80
Virginia	58	15,393,760.93	3.40	6.938	638	81.77
Washington	46	9,531,383.76	2.11	7.023	630	81.71
West Virginia	3	669,517.62	0.15	6.633	596	81.24
Wisconsin	21	2,788,901.71	0.62	7.249	619	82.81
Wyoming	1	103,745.25	0.02	7.050	608	80.00

Total:	1,837	452,370,733.58	100.00	6.879	640	81.67

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	382	87,808,754.89	19.41	7.078	637	81.60
12	279	82,151,240.95	18.16	6.896	647	81.81
24	1,076	261,402,044.08	57.78	6.837	639	81.63
36	100	21,008,693.66	4.64	6.508	635	81.83

Total:	1,837	452,370,733.58	100.00	6.879	640	81.67

Loans with Penalty: 80.59

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.001 - 4.500	14	3,868,998.72	0.88	5.320	663	80.51
4.501 - 5.000	103	34,563,498.84	7.88	5.735	657	80.20
5.001 - 5.500	298	84,666,464.51	19.29	6.126	652	80.43
5.501 - 6.000	375	107,095,028.89	24.40	6.651	650	80.81
6.001 - 6.500	415	105,434,181.66	24.03	7.134	643	81.52
6.501 - 7.000	568	103,209,741.18	23.52	7.886	608	84.23

Total:	1,773	438,837,913.80	100.00	6.872	640	81.66

Min: 4.273
Max: 6.990
Weighted Average (>0): 5.937

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	24	7,268,746.67	1.66	5.379	665	81.70
11.501 - 12.000	203	64,614,656.43	14.72	5.861	658	80.01
12.001 - 12.500	301	82,926,615.35	18.90	6.313	650	80.57
12.501 - 13.000	415	117,862,446.43	26.86	6.812	650	80.87
13.001 - 13.500	373	87,220,498.94	19.88	7.299	635	82.03
13.501 - 14.000	258	49,703,671.24	11.33	7.790	606	84.64
14.001 - 14.500	118	20,292,282.55	4.62	8.256	601	85.42
14.501 - 15.000	55	6,625,197.86	1.51	8.759	573	86.86
15.001 - 15.500	13	1,244,401.09	0.28	9.272	579	81.47
15.501 - 16.000	10	827,135.16	0.19	9.646	575	83.21
16.001 - 16.500	1	73,509.54	0.02	10.400	556	80.00
16.501 - 17.000	1	63,926.26	0.01	10.700	530	80.00
17.001 - 17.500	1	114,826.28	0.03	11.400	502	70.00

Total:	1,773	438,837,913.80	100.00	6.872	640	81.66

Min: 11.150
Max: 17.400
Weighted Average (>0): 12.875

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	25	7,548,602.90	1.72	5.380	665	81.64
5.501 - 6.000	205	65,193,527.21	14.86	5.863	658	80.01
6.001 - 6.500	300	82,646,759.12	18.83	6.317	650	80.57
6.501 - 7.000	415	117,527,393.67	26.78	6.817	649	80.87
7.001 - 7.500	373	87,290,785.25	19.89	7.299	635	82.02
7.501 - 8.000	257	49,581,166.91	11.30	7.792	606	84.65
8.001 - 8.500	117	20,100,682.55	4.58	8.265	601	85.47
8.501 - 9.000	56	6,714,413.61	1.53	8.756	574	86.77
9.001 - 9.500	13	1,244,401.09	0.28	9.272	579	81.47
9.501 - 10.000	9	737,919.41	0.17	9.779	565	83.60
10.001 - 10.500	1	73,509.54	0.02	10.400	556	80.00
10.501 - 11.000	1	63,926.26	0.01	10.700	530	80.00
11.001 - 11.500	1	114,826.28	0.03	11.400	502	70.00

Total:	1,773	438,837,913.80	100.00	6.872	640	81.66

Min: 5.150
Max: 11.400
Weighted Average (>0): 6.872

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

2.000	1,767	437,575,866.71	99.71	6.874	640	81.67
3.000	6	1,262,047.09	0.29	6.336	671	80.00

Total:	1,773	438,837,913.80	100.00	6.872	640	81.66

Min: 2.000
Max: 3.000
Weighted Average (>0): 2.003

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.500	1,773	438,837,913.80	100.00	6.872	640	81.66

Total:	1,773	438,837,913.80	100.00	6.872	640	81.66

Min: 1.500
Max: 1.500
Weighted Average (>0): 1.500

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

19	4	892,975.11	0.20	6.408	677	80.00
20	7	1,865,953.19	0.43	6.952	630	80.00
21	133	33,111,575.81	7.55	6.553	656	81.52
22	925	230,820,718.97	52.60	6.847	637	81.52
23	672	164,165,043.84	37.41	6.989	639	81.95
30	1	89,215.75	0.02	8.550	659	80.00
33	1	456,449.36	0.10	7.150	761	80.00
34	18	4,617,766.48	1.05	6.524	666	81.50
35	10	2,187,449.53	0.50	6.429	646	80.53
59	2	630,765.76	0.14	6.491	691	80.00

Total:	1,773	438,837,913.80	100.00	6.872	640	81.66

Min: 19
Max: 59
Weighted Average: 23

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.